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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-K

                            Current Report Pursuant

                         to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        October 30, 1996
                                                ________________________________

        Protection One, Inc.              Protection One Alarm Monitoring, Inc.
_______________________________      ___________________________________________
(Exact Name of Registrant                 (Exact Name of Registrant
 as Specified in Charter)                  as Specified in Charter)

        Delaware                          Delaware
_______________________________      ___________________________________________
  (State or Other                         (State or Other
Jurisdiction of Incorporation)            Jurisdiction of Incorporation)

        0-24780                           33-73002-01
_______________________________      ___________________________________________
(Commission File Number)                  (Commission File Number)

        93-1063818                        93-1065479
_______________________________      ___________________________________________
(I.R.S. Employer Identification           (I.R.S. Employer Identification No.)
 No.)

6011 Bristol Parkway,                     6011 Bristol Parkway,
Culver City, California 90230             Culver City, California 90230
_______________________________      ___________________________________________
(Address of Principal Executive           (Address of Principal Executive
 Offices, including Zip Code)              Offices, including Zip Code)

        (310) 338-6930                    (310) 338-6930
_______________________________      ___________________________________________
(Registrant's Telephone Number,           (Registrant's Telephone Number,
 Including Area Code)                      Including Area Code)

                N/A                       N/A
_______________________________      ___________________________________________
(Former Name or Former Address,           (Former Name or Former Address,
 if Changed Since Last Report)             if Changed Since Last Report)


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ITEM 5.         OTHER EVENTS.

                On October 30, 1996, the Registrants issued a press release concerning alarm accounts and subscribers added during the quarter ended September 30, 1996. A copy of such press release is filed as an exhibit to this report, and the text of such press release is incorporated herein by reference.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROTECTION ONE, INC.
                                       PROTECTION ONE ALARM MONITORING, INC.

October 30, 1996                       By: /s/ JOHN W. HESSE
                                           ----------------------------------
                                           John W. Hesse
                                           Executive Vice President
                                           and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
----------         -----------------------
99.1               Press release issued by Protection One, Inc. and Protection
                   One Alarm Monitoring, Inc. on October 30, 1996